AMENDMENT NO. 3 TO INDEMNIFICATION AGREEMENT


                  THIS AMENDMENT NO. 3 to the Indemnification Agreement is made as of the [10th] day of February, 2003 (as supplemented or modified from time to time, this "Agreement") by and among AJG Financial Services, Inc., by its Vice President, General Counsel, as agent (the "Major Shareholder Agent") for Bernard
J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., ("AJG") Environmental Opportunities Fund (for itself and as successor to) Environmental Opportunities Fund Cayman, Fredric Rose, M&R Associates, Martin F. Laughlin, Richard J. Augustine and Michael J. Carolan (each, an "Initial Major Shareholder"), Stephen Rosenberg, US Energy Biogas Corp. (formerly known as Zahren Alternative Power Corporation), a Delaware corporation ("ZAPCO "), U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and Cinergy Energy Solutions, Inc., a Delaware corporation ("CES"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Indemnification Agreement (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto, the Initial Major Shareholders and USE Acquisition Corp, which was merged into ZAPCO, have previously entered into that certain Indemnification Agreement dated as of November 28, 2000 (as amended by Amendment No. 1 dated as of May 11, 2001 and Amendment No. 2 dated as of November 1, 2002, the "Indemnification Agreement");

                  WHEREAS, the parties hereto now wish to amend the Indemnification Agreement:

                  NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. Section 4(a)(i) of the Indemnification Agreement is hereby amended by deleting the existing section in its entirety and inserting in its place the following section:

                    i. unless a Notice of Claim (as defined herein) has been delivered to the Major Shareholders, on or prior to March 14, 2003 provided that notwithstanding anything to the contrary in this Section 4(a)(i) Notices of Claim arising from or relating to breaches of
         Section 3.10, 3.17 and 3.20 of the Merger Agreement may be delivered prior to the sixth anniversary of the Closing Date;

                2. Clause (i) in Section 4(a) of the Indemnification Agreement following "The ZAPCO Indemnitees shall not be entitled to recover under Section 3(b):" is hereby amended by deleting the existing clause in its entirety and inserting in its place the following clause:

                    i. unless a Notice of Claim (as defined herein) has been delivered to the Beneficiaries, on or prior to March 14, 2003 except that Notices of Claim arising from or relating to the breaches of Sections 4.09, 4.15 and 4.18 of the Merger Agreement may be delivered prior to the sixth anniversary of the Closing Date;

                3. Except as amended hereby, the Indemnification Agreement is hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be Executed as of the date first written above.

                                     US ENERGY BIOGAS CORP:


                                     By: /s/Goran Mornhead
                                        --------------
                                     Name:  Goran Mornhead
                                     Title: Chief Executive Officer

                                     MAJOR SHAREHOLDER AGENT:
                                     AJG FINANCIAL SERVICES, INC.

                                     By:/s/ John C. Rosengren
                                            ------------------
                                     Name:  John C. Rosengren
                                     Title: Vice President and General Manager


                                     CINERGY ENERGY SOLUTIONS, INC.:


                                     By: /s/ Donna Robichaud
                                             ---------------
                                     Name:   Donna Robichaud
                                     Title:  Vice President


                                      U.S. ENERGY SYSTEMS, INC.:


                                      By: /s/ Goran Mornhead
                                              --------------
                                      Name:   Goran Mornhead
                                      Title:  Chief Executive Officer